UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23434

(Investment Company Act File Number)

RiverNorth Managed Duration Municipal Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2025

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2025

Annual Report

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND, INC. (RMM)

RN

RiverNorth Managed Duration Municipal Income Fund, Inc.

Table of Contents

Shareholder Letter	2
Performance Overview	4
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	39
Dividend Reinvestment Plan	40
Summary of Updated Information Regarding the Fund	42
Directors & Officers	72
Additional Information	76

RiverNorth Managed Duration Municipal Income Fund, Inc.

Shareholder Letter	June 30, 2025 (Unaudited)

Dear Fellow Shareholders,

We began last year’s letter discussing the Federal Reserve’s (the “Fed”) unprecedented rate tightening and its impact on the yield curve. One year later, we believe the story is still about the yield curve. Although the yield curve is positively sloped as measured by the difference between 2-year and 10-year Treasuries, short-term rates remain elevated. However, with inflation trending modestly lower and the Fed pausing rate hikes since mid-2024, markets have started to price in an eventual pivot. Futures imply at least one rate cut – and potentially as many as three – by year-end 2025, though long-end yields remain elevated. Why does this matter?

As we’ve emphasized before, closed-end funds (“CEFs”) are highly sensitive to both current interest rate levels and expectations. A flat or inverted curve puts pressure on funds using floating-rate leverage, where borrowing costs potentially exceed income from longer-term investments. As the yield curve has flattened/re-steepened, our view is that sentiment around CEFs has improved. We believe that market volatility, discount dynamics, and an elevated interest rate environment continue to drive investor behavior—and present opportunity.

For much of the past year, municipal bond investors have continued to navigate a complex interest rate environment. While inflation has eased and the Fed has paused further hikes, both short and long-term rates have persisted at higher levels than many expected. For long-duration strategies like municipal bonds and municipal CEFs, we believe this has presented near-term valuation pressure—but also long-term opportunity.

During the fiscal year ended June 30, 2025, the RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund”) generated a -3.78% total return on net asset value (“NAV”) and a -5.45% total return on market price. The MacKay Shields (“Mackay”) managed sleeve of leveraged cash bonds was the primary detractor, given the negative performance of the asset class over the reporting period. The municipal rate curve steepened and spreads – notably on A and BBB rated paper – caused bond prices to decline.

While this impacted short-term results, the MacKay team has remained focused on credit quality and duration discipline, believing that longer-dated municipal bonds currently offer among the best value in fixed income, especially on a tax-equivalent basis.

The RiverNorth-managed closed-end fund (“CEF”) sleeve, making up roughly 40% of the portfolio, provided a modest positive contribution for the year. Though municipal CEF NAVs declined approximately 2.5 - 3%, that weakness was offset by discount narrowing. Throughout the year, the RiverNorth team capitalized on price volatility by actively rotating into attractively discounted funds, while trimming exposure when discounts tightened. This tactical activity helped the Fund to protect capital and generate incremental income.

The Fund sells U.S. Treasury futures to reduce the net duration of the Fund. During the reporting period, these hedges detracted from performance. The Fund’s managed assets duration was approximately 7 years, with net assets duration around 12 years due to structural leverage, which was maintained near 40% throughout the fiscal year. These characteristics reflect our core view that long-duration municipal exposure remains an important tool for delivering tax-exempt income and future price recovery when rates eventually normalize.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Shareholder Letter	June 30, 2025 (Unaudited)

The Fund maintained its level distribution policy (“LDP”) during the year, with distributions currently set at 6.75% of the Fund’s December 31, 2024 NAV. We believe a sustainable LDP can provide liquidity to shareholders at NAV and can play a significant role in keeping discounts relatively narrow.

Looking ahead, we believe the Fund is well positioned. Municipal credit fundamentals remain healthy across the vast majority of the market, and the supply/demand dynamics remain favorable as reinvestment needs outpace new issuance in many periods. If CEF valuations become less compelling, we may increase our allocation to actively managed municipal bonds through MacKay. Alternatively, if discounts widen, RiverNorth can tactically allocate to secondary market funds trading at attractive levels. This dynamic and complementary structure gives the Fund flexibility in evolving markets while maintaining a core focus on long-term, tax-advantaged income generation.

We are pleased to provide you with the 2025 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your continued investment and trust.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

DEFINITIONS

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government. Treasury securities are divided into three primary categories according to the length of maturity. These are Treasury Bills, Treasury Bonds, and Treasury Notes.

The U.S. Treasury yield curve is a line chart that allows for the comparison of the yields of short-term Treasury bills and the yields of long-term Treasury notes and bonds.

Leverage, the use of borrowed money to invest, is a strategy that can be employed by closed end funds in an effort to potentially increase income and enhance returns.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”).

U.S. Treasury bond futures are standardized contracts for the purchase and sale of U.S. government notes or bonds for future delivery. Bond futures are financial derivatives that obligate the contract holder to purchase or sell a bond on a specified date at a predetermined price. The bond futures contract is used for hedging, speculating, or arbitrage purposes. Hedging is a form of investing in products that provide protection to holdings.

Annual Report | June 30, 2025	3

RiverNorth Managed Duration Municipal Income Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund”) seeks to provide current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax) with a secondary objective of total return.

The Fund’s Managed Assets (as defined in Note 2, below) are allocated among two principal strategies: Tactical Municipal Closed-End Fund (“CEF”) Strategy managed by RiverNorth Capital Management, LLC (“RiverNorth”), and Municipal Bond Income Strategy managed by MacKay Shields LLC ("MacKay Shields").

RiverNorth determines the portion of the Fund's assets to allocate to each strategy and may, from time to time, adjust the allocations. The Fund may allocate between 25% to 50% of its Managed Assets to the Tactical Municipal CEF Strategy and 50% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

The Tactical Municipal CEF Strategy typically invests in municipal CEFs and exchange-traded funds (“ETFs”) and other investment companies seeking to derive value from the discount and premium spreads associated with CEFs. The Municipal Bond Income Strategy primarily invests in municipal debt securities of any credit quality, including securities that are rated below investment grade. RiverNorth and MacKay Shields may use various techniques to manage the duration of the Fund's portfolio in an attempt to mitigate the risks associated with changes in interest rates. Under normal market conditions, the Fund will seek to maintain a weighted average effective duration on Managed Assets of +/- 3 years relative to the Bloomberg U.S. Municipal Bond Index.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2025

	Annualized
TOTAL RETURN(1)	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Managed Duration Municipal Income Fund, Inc. – NAV(3)	-3.78%	3.72%	2.56%	1.38%
RiverNorth Managed Duration Municipal Income Fund, Inc. – Market(4)	-5.45%	1.85%	1.89%	-0.20%
Bloomberg U.S. Municipal Bond Index(5)	1.11%	2.50%	0.51%	1.05%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on July 25, 2019.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value ("NAV").
(5)	The Bloomberg U.S. Municipal Bond Index covers the US Dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

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RiverNorth Managed Duration Municipal Income Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2025 is 2.38% (excluding interest expense on loan payable and short term floating rate obligations). Including interest expense on loan payable and short term floating rate obligations, the expense ratio is 4.75%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2025?

RiverNorth Tactical Municipal Closed-End Fund Strategy

The sleeve’s exposure to CEF discount narrowing was the largest contributor to returns for the fiscal year ended June 30, 2025. The sleeve’s exposure to the underlying net asset values of CEFs detracted from returns relative to the Fund’s primary benchmark.

MacKay Municipal Bond Income Strategy

During the 12 months ended June 30, 2025, the municipal yield curve steepened, and the long end of the curve underperformed most other fixed income asset classes. The market experienced significant volatility due to several factors, including the November 2024 presidential election, economic uncertainty, and potential changes in Federal Reserve interest rate policy.

Municipal bond supply has been robust over the last two years, driven by increased responsibilities on state and local governments and a backlog of infrastructure projects needing financing. According to the Bond Buyer, October 2024 saw a remarkable total of $64.7 billion in issuance, the second highest in at least the last decade. Weekly records were set in the first quarter of 2025, with issuance exceeding $20 billion twice. The second quarter of 2025 also set a record with $160.6 billion in new issuance.

The introduction of new tariffs in April and a deficit-raising reconciliation bill contributed to increased volatility in fixed income yields. These factors caused a steepening of yield curves during the second quarter of 2025, putting additional pressure on long-duration tax-exempt bonds. This is best illustrated by looking at the change in the 30-year Municipal/US. Treasury ratio. Thirty-year ratios started 2025 at 81.4%, widened to as much as 104% and finished in June 2025 at 95%. We believe these cheaper ratio levels represent compelling valuations for both traditional and non-traditional municipal bond investors.

During the reporting period, the Fund improved the structure of its holdings, while shifting some of the leverage to bonds that exhibit the potential for spread tightening. The Fund’s holdings within the special tax, transportation and leasing sectors were the largest drags on both relative and absolute returns, while premium coupon structures such as 5.25% and 5.5% coupons and exposure to certain Virgin Island credits represented positive contributions toward returns.

Annual Report | June 30, 2025	5

RiverNorth Managed Duration Municipal Income Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

The Fund allocated 39% of Managed Assets to the RiverNorth Tactical Municipal CEF strategy and 61% to the MacKay Municipal Bond Income Strategy. The credit quality distribution was 92% investment grade, 6% not rated and 2% high yield.

DEFINITIONS

The Bloomberg Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded state and local bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index cannot be invested in directly and does not reflect fees and expenses.

An “AAA” municipal yield curve is derived from market estimates of yields for bonds with the highest ratings levels in the municipal market.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”).

A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

The Bond Buyer is the only independent information resource serving the entire municipal finance community.

The Municipal/U.S. Treasury Ratio is a tool used to compare the yields of tax-exempt municipal bonds to those of taxable U.S. Treasury bonds of the same maturity. It's a key indicator for investors seeking to assess the relative value and attractiveness of municipal bonds compared to Treasuries.

Leverage, the use of borrowed money to invest, is a strategy that can be employed by closed end funds in an effort to potentially increase income and enhance returns.

A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

A premium coupon refers to a coupon rate that is higher than the prevailing market rate.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RMM) of $20.00 on July 25, 2019 (commencement of operations) and tracking its progress through June 30, 2025.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2025

% of Net Assets
State of Illinois, General Obligation Unlimited Bonds	6.41%
North Carolina Turnpike Authority, Revenue Bonds	4.83%
Nuveen Quality Municipal Income Fund	4.68%
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds	4.20%
San Diego County Regional Airport Authority, Revenue Bonds	4.17%
Pennsylvania State University, Revenue Bonds	3.93%
Triborough Bridge & Tunnel Authority, Revenue Bonds	3.90%
Sacramento Municipal Utility District, Revenue Bonds	3.80%
Nuveen AMT-Free Quality Municipal Income Fund	3.72%
State of Michigan Trunk Line Revenue, Revenue Bonds	3.71%
43.35%

*	Holdings are subject to change and exclude short-term investments.

Annual Report | June 30, 2025	7

RiverNorth Managed Duration Municipal Income Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

ASSET ALLOCATION as of June 30, 2025^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description		Value
CLOSED-END FUNDS (60.65%)
United States – (60.65%)
44,904	abrdn National Municipal Income Fund	$433,773
239,631	BlackRock Investment Quality Municipal Trust, Inc.	2,616,771
81,589	BlackRock Long-Term Municipal Advantage Trust	748,171
446,469	BlackRock Municipal 2030 Target Term Trust(a)	9,773,206
238,193	BlackRock Municipal Income Quality Trust	2,515,318
440,715	BlackRock Municipal Income Trust(a)	4,226,457
846,359	BlackRock Municipal Income Trust II(a)	8,497,444
262,352	BlackRock MuniHoldings California Quality Fund, Inc.	2,715,343
485,813	BlackRock MuniHoldings Fund, Inc.(a)	5,441,106
311,975	BlackRock MuniHoldings New York Quality Fund, Inc.	3,063,595
326,207	BlackRock MuniHoldings Quality Fund II, Inc.(a)	3,125,063
386,392	BlackRock MuniVest Fund II, Inc.	3,987,566
661,616	BlackRock MuniVest Fund, Inc.	4,353,433
756,782	BlackRock MuniYield Fund, Inc.	7,598,091
115,600	BlackRock MuniYield Michigan Quality Fund, Inc.	1,276,224
487,357	BlackRock MuniYield New York Quality Fund, Inc.	4,644,512
160,331	BlackRock MuniYield Quality Fund II, Inc.	1,545,591
603,824	BlackRock MuniYield Quality Fund III, Inc.(a)	6,334,114
837,274	BlackRock MuniYield Quality Fund, Inc.(a)	9,302,114
112,951	BlackRock New York Municipal Income Trust	1,092,236
295,214	BNY Mellon Strategic Municipal Bond Fund, Inc.	1,653,198
347,649	BNY Mellon Strategic Municipals, Inc.	2,058,082
112,615	Eaton Vance Municipal Bond Fund	1,088,987
260,538	Invesco Advantage Municipal Income Trust II	2,180,703
78,488	Invesco Municipal Income Opportunities Trust	451,306
812,166	Invesco Municipal Opportunity Trust(a)	7,455,684
478,172	Invesco Municipal Trust	4,375,274
617,077	Invesco Quality Municipal Income Trust(a)	5,788,182
166,278	Invesco Trust for Investment Grade Municipals	1,577,978
460,361	MFS High Income Municipal Trust	1,648,092
32,114	MFS High Yield Municipal Trust	106,940
101,565	Neuberger Berman Municipal Fund, Inc.	998,384
718,510	Nuveen AMT-Free Municipal Credit Income Fund(a)	8,571,824
137,303	Nuveen AMT-Free Municipal Value Fund	1,878,305
990,117	Nuveen AMT-Free Quality Municipal Income Fund(a)	10,812,078
286,174	Nuveen Municipal Credit Income Fund(a)	3,411,194
1,013,114	Nuveen Municipal Value Fund, Inc.(a)	8,803,961
61,985	Nuveen New York AMT-Free Quality Municipal Income Fund	614,271
82,355	Nuveen New York Municipal Value Fund	667,899
134,068	Nuveen Pennsylvania Quality Municipal Income Fund	1,504,243
1,204,428	Nuveen Quality Municipal Income Fund(a)	13,597,992
145,722	PIMCO California Municipal Income Fund	1,251,752
186,023	PIMCO California Municipal Income Fund II	997,083
45,828	PIMCO California Municipal Income Fund III	285,509

See Notes to Financial Statements.

Annual Report | June 30, 2025	9

RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description		Value
CLOSED-END FUNDS (continued)
11,762	PIMCO Municipal Income Fund	$93,861
97,934	PIMCO Municipal Income Fund II	729,608
5,919	PIMCO New York Municipal Income Fund	41,374
23,794	PIMCO New York Municipal Income Fund II	159,896
8,059	PIMCO New York Municipal Income Fund III	42,229
176,124	Pioneer Municipal High Income Advantage Fund, Inc.	1,461,829
59,490	Putnam Municipal Opportunities Trust	588,356
77,177	Western Asset Intermediate Municipal Fund	580,371
748,299	Western Asset Managed Municipals Fund, Inc.(a)	7,408,160
TOTAL CLOSED-END FUNDS
(Cost $175,812,154)		176,174,733

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS (0.62%)
Consumer, Non-cyclical (0.62%)
$2,500,000	Stetson University, Inc.	4.09%	12/01/59	$1,802,287

TOTAL U.S. CORPORATE BONDS
(Cost $2,500,000)				1,802,287

MUNICIPAL BONDS (95.26%)
California (12.53%)
$2,245,000	California Infrastructure & Economic Development Bank, Revenue Bonds(b)	3.00%	10/01/47	$2,247,002
7,000,000	California State University, Revenue Bonds(c)	5.25%	11/01/53	7,377,865
12,000,000	Sacramento Municipal Utility District, Revenue Bonds(c)	4.00%	08/15/45	11,030,135
12,000,000	San Diego County Regional Airport Authority, Revenue Bonds(c)	5.00%	07/01/56	12,117,510
3,500,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds(c)	5.50%	05/01/55	3,634,330
				36,406,842
Colorado (3.51%)
9,500,000	Denver City & County School District No 1, General Obligation Unlimited Bonds(c)	5.50%	12/01/49	10,181,594

See Notes to Financial Statements.

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RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
Connecticut (2.90%)
$8,565,000	State of Connecticut, General Obligation Unlimited Bonds(c)	4.00%	04/15/38	$8,426,550

Florida (2.60%)
7,500,000	School District of Broward County, General Obligation Unlimited Bonds(c)	5.00%	07/01/51	7,549,180

Idaho (0.50%)
1,495,000	Idaho Housing & Finance Association, Revenue Bonds	4.65%	01/01/54	1,442,890

Illinois (9.91%)
10,000,000	Chicago O'Hare International Airport, Revenue Bonds(c)	5.25%	01/01/45	10,171,472
18,000,000	State of Illinois, General Obligation Unlimited Bonds(c)	5.00%	11/01/29	18,612,263
				28,783,735
Kansas (3.26%)
9,670,000	Kansas City Industrial Development Authority, Revenue Bonds(c)	5.00%	03/01/57	9,458,485

Massachusetts (6.13%)
12,000,000	Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds(c)	5.00%	06/01/53	12,206,514
5,500,000	Massachusetts School Building Authority, Revenue Bonds(c)	5.00%	08/15/45	5,589,468
				17,795,982
Michigan (7.26%)
10,000,000	Holly Area School District, General Obligation Unlimited Bonds(c)	5.25%	05/01/52	10,322,920
10,000,000	State of Michigan Trunk Line Revenue, Revenue Bonds(c)	5.50%	11/15/44	10,765,939
				21,088,859
Missouri (1.05%)
3,000,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	5.00%	06/01/52	3,041,873

Nevada (1.75%)
5,000,000	Las Vegas Valley Water District, General Obligation Limited Bonds(c)	5.00%	06/01/53	5,073,192

See Notes to Financial Statements.

Annual Report | June 30, 2025	11

RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
New Jersey (1.74%)
$5,000,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds(c)	5.00%	06/15/50	$5,023,900

New York (13.18%)
7,500,000	City of New York NY, General Obligation Unlimited Bonds(c)	5.00%	04/01/39	7,976,481
1,500,000	City of New York NY, General Obligation Unlimited Bonds	5.25%	09/01/40	1,601,810
6,800,000	New York State Dormitory Authority, Revenue Bonds(c)	5.00%	03/15/41	7,078,009
10,000,000	Port Authority of New York & New Jersey, Revenue Bonds(c)	5.50%	08/01/52	10,297,945
11,250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(c)	5.00%	11/15/43	11,329,784
				38,284,029
North Carolina (6.24%)
4,000,000	Greater Asheville Regional Airport Authority, Revenue Bonds(c)	5.50%	07/01/52	4,111,318
14,000,000	North Carolina Turnpike Authority, Revenue Bonds(c)	5.00%	01/01/58	14,028,671
				18,139,989
Ohio (1.04%)
2,925,000	Columbus Regional Airport Authority, Revenue Bonds	5.50%	01/01/55	3,021,091

Pennsylvania (5.08%)
11,250,000	Pennsylvania State University, Revenue Bonds(c)	5.00%	09/01/43	11,408,221
3,185,000	Southeastern Pennsylvania Transportation Authority, Revenue Bonds(c)	5.25%	06/01/43	3,349,689
				14,757,910
Puerto Rico (4.05%)
2,000,000	Commonwealth of Puerto Rico, Series 2022 A-1, General Obligation Unlimited Bonds	4.00%	07/01/35	1,927,484
2,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds(d)	4.00%	07/01/42	2,176,252
2,465,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds(d)	4.00%	07/01/42	2,143,251
6,032,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2, Revenue Bonds	4.78%	07/01/58	5,505,455
				11,752,442

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
South Carolina (2.38%)
$6,500,000	South Carolina Public Service Authority, Revenue Bonds(c)	5.75%	12/01/52	$6,900,575

Tennessee (1.81%)
5,000,000	Tennessee Energy Acquisition Corporation Gas Revenue Bonds, Revenue Bonds(c)	5.00%	05/01/52	5,270,305

Texas (1.32%)
4,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.00%	06/30/58	3,825,768

Utah (2.65%)
7,750,000	City of Salt Lake City UT Airport Revenue, Revenue Bonds(c)	5.00%	07/01/43	7,703,437

Virginia (0.84%)
2,600,000	Virginia Small Business Financing Authority, Revenue Bonds	5.00%	12/31/56	2,435,840

Washington (3.57%)
10,230,000	Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds(c)	5.00%	07/15/48	10,370,892

TOTAL MUNICIPAL BONDS
(Cost $281,489,136)				276,735,360

Shares/Description		Value
SHORT-TERM INVESTMENTS (5.15%)
14,959,259	BlackRock Liquidity Funds MuniCash (7 Day Yield 2.175%)	$14,960,754

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,960,211)		14,960,754

TOTAL INVESTMENTS (161.68%)
(Cost $474,761,501)		$469,673,134

Floating Rate Note Obligations (-64.27%)(e)		(186,700,000)
Other Assets In Excess Of Liabilities (2.59%)		7,527,842

NET ASSETS (100.00%)		$290,500,976

See Notes to Financial Statements.

Annual Report | June 30, 2025	13

RiverNorth Managed Duration Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2025

(a)	All or a portion of the security is pledged as collateral for the loan payable. As of June 30, 2025, the aggregate value of those securities was $26,267,935 representing 9.04% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $4,319,503, which represents 1.49% of net assets as of June 30, 2025.
(e)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
10-Yr U.S. Treasury
Note Futures	(1,700)	September 2025	$190,612,500	$(3,083,841)
US Long Bond Future	(350)	September 2025	40,414,063	(1,190,870)
			$231,026,563	$(4,274,711)

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Statement of Assets and Liabilities	June 30, 2025

ASSETS:
Investments in securities:
At cost	$474,761,501
At value	$469,673,134
Cash	136,293
Deposit with broker for futures contracts	4,482,500
Receivable for investments sold	1,273,586
Interest receivable	3,978,276
Dividends receivable	798,895
Deferred offering costs	143,987
Total Assets	480,486,671

LIABILITIES:
Payable for Floating Rate Note Obligations	186,700,000
Payable for interest expense and fees on Floating Rate Note Obligations	1,838,488
Variation margin payable	881,250
Payable for credit agreement fees	3,633
Payable to Adviser	551,682
Other payables	10,642
Total Liabilities	189,985,695
Net Assets	$290,500,976

NET ASSETS CONSIST OF:
Paid-in capital	$327,303,453
Total distributable earnings (accumulated deficit)	(36,802,477)
Net Assets	$290,500,976

PRICING OF SHARES:
Net Assets	$290,500,976
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	19,739,628
Net asset value per share	$14.72

See Notes to Financial Statements.

Annual Report | June 30, 2025	15

RiverNorth Managed Duration Municipal Income Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2025

INVESTMENT INCOME:
Interest	$12,934,267
Dividends	10,089,328
Other Income	199,221
Total Investment Income	23,222,816

EXPENSES:
Interest expense and fees on Floating Rate Note Obligations	7,353,964
Investment Adviser fee	7,265,528
Offering expenses	148,173
Interest expense on loan payable	116,891
Legal expenses	96,011
Total Expenses	14,980,567
Net Investment Income	8,242,249

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	703,648
Futures contracts	(1,335,186)
Net realized loss	(631,538)
Net change in unrealized appreciation/depreciation on:
Investments	(20,408,501)
Futures contracts	(60,488)
Net change in unrealized appreciation/depreciation	(20,468,989)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(21,100,527)
Net Decrease in Net Assets Resulting from Operations	$(12,858,278)

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,242,249	$5,398,345
Net realized loss	(631,538)	(1,785,146)
Net change in unrealized appreciation/depreciation	(20,468,989)	21,653,853
Net increase/(decrease) in net assets resulting from operations	(12,858,278)	25,267,052
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(12,858,278)	25,267,052

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(8,559,623)	(6,273,570)
From tax return of capital	(13,007,895)	(15,365,010)
Net decrease in net assets from distributions to shareholders	(21,567,518)	(21,638,580)

Net Increase/(Decrease) in Net Assets	(34,425,796)	3,628,472

NET ASSETS:
Beginning of period	324,926,772	321,298,300
End of period	$290,500,976	$324,926,772

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	19,739,628	19,739,628
Common Shares outstanding - end of period	19,739,628	19,739,628

See Notes to Financial Statements.

Annual Report | June 30, 2025	17

RiverNorth Managed Duration Municipal Income Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(12,858,278)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(140,694,434)
Proceeds from disposition on investment securities	174,635,337
Amortization of premium and accretion of discount on investments, net	1,436,648
Net purchases of short-term investment securities	(6,429,988)
Net realized (gain)/loss on:
Investments	(703,648)
Net change in unrealized appreciation/depreciation on:
Investments	20,408,501
(Increase)/Decrease in assets:
Interest receivable	(180,545)
Dividends receivable	60,394
Variation margin receivable	801,554
Deferred offering costs	64,686
Increase/(Decrease) in liabilities:
Variation margin payable	881,250
Payable for interest expense and fees on Floating Rate Note Obligations	(500,236)
Payable for credit agreement fees	(1,034)
Payable to Adviser	(38,610)
Other payables	4,303
Net cash provided by operating activities	$36,885,900

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from floating rate note obligations	$19,125,000
Net payments on floating rate note obligations	(34,529,880)
Cash distributions paid to shareholders	(21,567,518)
Net cash used in financing activities	$(36,972,398)

Net decrease in cash and restricted cash	$(86,498)
Cash and restricted cash, beginning of year	$4,705,291
Cash and restricted cash, end of year	$4,618,793

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense and fees on floating rate note obligations	$7,854,200
Cash paid for interest expense and fees for line of credit	$117,925

See Notes to Financial Statements.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2025

Reconciliation of restricted and unrestricted cash at the beginning of year to the statement of assets and liabilities:
Cash	$10,291
Deposit with broker for futures contracts	$4,695,000

Reconciliation of restricted and unrestricted cash at the end of the year to the statement of assets and liabilities:
Cash	$136,293
Deposit with broker for futures contracts	$4,482,500

See Notes to Financial Statements.

Annual Report | June 30, 2025	19

RiverNorth Managed Duration Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(b)
Total Return - Market Price(b)
Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest on loan payable and short term floating rate obligations)(c)(d)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Ratios to Average Net Assets (excluding interest on loan payable and short term floating rate obligations)(d)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Loan payable (in thousands)
Asset coverage per $1,000 of line of credit(e)

See Notes to Financial Statements.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
$16.46	$16.28	$16.42	$20.61	$18.21

0.42	0.27	0.39	0.56	0.46
(1.07)	1.01	0.57	(3.64)	3.04
(0.65)	1.28	0.96	(3.08)	3.50

(0.43)	(0.32)	(0.35)	(0.80)	(0.52)
–	–	–	(0.28)	–
(0.66)	(0.78)	(0.75)	(0.03)	(0.58)
(1.09)	(1.10)	(1.10)	(1.11)	(1.10)
(1.74)	0.18	(0.14)	(4.19)	2.40
$14.72	$16.46	$16.28	$16.42	$20.61
$13.41	$15.26	$15.14	$15.80	$20.28
(3.78%)	8.90%	6.49%	(15.41%)	20.20%
(5.45%)	8.56%	2.92%	(17.28%)	25.66%

$290,501	$324,927	$321,298	$324,061	$406,808

4.75%	5.08%	4.68%	2.79%	2.66%
2.61%	1.71%	2.38%	2.93%	2.36%

2.38%	2.37%	2.39%	2.24%	2.22%
4.98%	4.42%	4.67%	3.48%	2.80%
28%	70%	121%	109%	24%
N/A	N/A	N/A	$10,000	$10,000
N/A	N/A	N/A	$33,406	$41,681

See Notes to Financial Statements.

Annual Report | June 30, 2025	21

RiverNorth Managed Duration Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on Market Price does not reflect any sales load paid by investors. Periods less than one year are not annualized.
(c)	Interest expense relates to interest expense on loan payable and the cost of tender option bond transactions (See Note 2).
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.

See Notes to Financial Statements.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

1. ORGANIZATION

RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2019 pursuant to its Articles of Incorporation, which were amended and restated on June 20, 2019 (“Articles of Incorporation”). The Fund commenced operations on July 25, 2019 and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

The Fund will terminate on or before July 25, 2031; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the "Sub-Adviser"). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2025.

Annual Report | June 30, 2025	23

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

The Fund invests in closed-end funds (“CEFs”), each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one CEF than in another, the Fund will have greater exposure to the risks of that CEF.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.0916 per common share for the period from July 1, 2024 to December 31, 2024, and $0.0905 per common share for the period from January 1, 2025 to June 30, 2025.

Return of Capital Distributions: At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.

Tender Option Bonds: The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are generally sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its “Managed Assets” in any single TOB Issuer. Managed Assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

As a result of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”), banking entities are generally prohibited from sponsoring the TOB Issuer, and instead the Fund may serve as the sponsor of a TOB issuer (“Fund-sponsored TOB”) and establish, structure and “sponsor” a TOB Issuer in which it holds TOB Residuals. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. The Fund’s role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the IRC and federal securities laws and contractual obligations with other TOB service providers.

Annual Report | June 30, 2025	25

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

The Fund accounts for TOB transactions as secured borrowings. For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates the fair value of the floating rate notes. Interest income from the Underlying Securities is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees on Floating Rate Note Obligations” in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to "Interest expense and fees on floating rate note obligations" in the Statement of Operations.

At June 30, 2025, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters was as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$247,366,644	$186,700,000

During the year ended June 30, 2025, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Annualized Daily Weighted Average Interest Rate
$200,969,845	3.66%

Other: Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Annual Report | June 30, 2025	27

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including CEFs, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund's valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services. These securities will be classified as Level 1 securities.

Pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund's valuation designee to make all fair valuation determinations with respect to the Fund's portfolio investments, subject to the Board's oversight.

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser or the Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Annual Report | June 30, 2025	29

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

The following is a summary of the inputs used at June 30, 2025 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Closed-End Funds	$176,174,733	$–	$–	$176,174,733
Municipal Bonds	–	276,735,360	–	276,735,360
U.S. Corporate Bonds	–	1,802,287	–	1,802,287
Short-Term Investments	14,960,754	–	–	14,960,754
Total	$191,135,487	$278,537,647	$–	$469,673,134
Other Financial Instruments**
Liabilities:
Future Contracts	$(4,274,711)	$–	$–	$(4,274,711)
Total	$(4,274,711)	$–	$–	$(4,274,711)

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not hold Level 3 securities during the year ended June 30, 2025.

The Fund holds liabilities for floating rate note obligations, which are not reflected in the table above. The fair value of the Fund's liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as Level 2.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Rule 18f-4 under the 1940 Act provides for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements, tender option bonds or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements.

Annual Report | June 30, 2025	31

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2025:

	Asset Derivatives
Risk Exposure Statement	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Variation margin payable	$(4,274,711)

*	Fair Value represents the cumulative unrealized appreciation (depreciation) on open futures contracts as reported in the Fund's Schedule of Investments. Only the variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as variation margin payable.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2025:

Risk Exposure	Statement of Operations Location	Realized Gain/Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized loss on futures contracts; Net change in unrealized appreciation/ depreciation on futures contracts	$(1,335,186)	$(60,488)

The futures contracts average notional amount during the year ended June 30, 2025, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth Managed Duration Municipal Income Fund	$(230,539,844)

5. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays RiverNorth an annual management fee of 1.40% of the Fund’s average daily Managed Assets, calculated as the total assets of the Fund, including assets attributable to leverage, less liabilities other than debt representing leverage and any preferred stock that may be outstanding, for the services and facilities it provides to the Fund (the “Unified Management Fee”). Out of the Unified Management Fee, the Adviser pays substantially all expenses of the Fund, including the compensation of the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit, independent directors and other services, except for costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions or preferred shares or expenses, brokerage expenses, taxes and governmental fees, fees and expenses of any underlying funds in which the Fund invests, dividend and interest expense on short positions, fees and expenses of the legal counsel for the Fund's independent directors, certain fees and expenses associated with shareholder meetings involving certain non-routine matters, shareholder proposals or contested elections, costs associated with any future share offerings, tender offers and other share repurchases and redemptions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Unified Management Fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund. For the year ended June 30, 2025, the Adviser earned fees of $7,265,528, of which $551,682 remained payable at June 30, 2025.

Annual Report | June 30, 2025	33

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Directors, provides to the Fund such investment advice as is deemed advisable and will furnish a continuous investment program for the portion of assets managed, consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser, not the Fund, is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.20% of the daily Managed Assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset and daily Managed Assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS is entitled to receive the greater of an annual minimum fee or a monthly fee based on the Fund’s average net assets, plus out-of-pocket expenses. These fees are paid by the Adviser, not the Fund, out of the Unified Management Fee.

DST Systems Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market. The fees of DST Systems Inc. are paid by the Adviser, not the Fund.

State Street Bank & Trust, Co. serves as the Fund’s custodian. The fees of State Street Bank & Trust, Co. are paid by the Adviser, not the Fund.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, an additional $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for each special meeting of the Board. In addition, the lead Independent Director receives $1,333 annually, the Chair of the Audit Committee receives $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives $667 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. These fees are paid by the Adviser, not the Fund.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

6. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

7. CREDIT AGREEMENT

On December 24, 2020, the Fund entered into a credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 28, 2022 (“Pershing Credit Agreement”). The Pershing Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank & Trust Co. pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 80 basis points. The maximum borrowing allowed is $50,000,000.

On March 9, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $15,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

Annual Report | June 30, 2025	35

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

During the Fund’s utilization period during the year ended June 30, 2025, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $4,100,000 and 5.33%, respectively. The maximum amount borrowed for the period was $4,100,000 and the Fund had borrowings outstanding for 86 days during the period. There was no outstanding balance on the BNP Credit Agreement as of June 30, 2025.

8. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2025 and June 30, 2024, was as follows:

	For the Fiscal Year Ended	For the Fiscal Year Ended
	June 30, 2025	June 30, 2024
Ordinary Income	$1,363,848	$580,305
Tax-Exempt Income	7,195,775	5,693,265
Return of Capital	13,007,895	15,365,010
Total	$21,567,518	$21,638,580

Components of Distributable Earnings (accumulated deficit) on a Tax Basis: The tax components of distributable earnings (accumulated deficit) are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2025, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the treatment of tender option bonds and return of capital on underlying investments. The reclassifications were as follows:

Paid-in capital	Total distributable earnings (accumulated deficit)
$(311,805)	$311,805

At June 30, 2025, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund was as follows:

Accumulated Capital Loss	$(31,247,583)
Unrealized Depreciation	$(5,554,894)
Total	$(36,802,477)

36	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

Capital Losses: As of June 30, 2025, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the IRC and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the IRC. The capital loss carryforwards may be carried forward indefinitely. Capital losses carried forward for the year ended June 30, 2025, were as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term
$230,012	$31,017,571

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, adjusted for tender option bonds, including short-term securities at June 30, 2025, was as follows:

Cost of investments for income tax purposes	$288,528,029
Gross appreciation on investments (excess of value over tax cost)	18,419,885
Gross depreciation on investments (excess of tax cost over value)	(23,974,779)
Net unrealized depreciation on investments	$(5,554,894)

The differences between book basis and tax basis unrealized appreciation/(depreciation) were attributable primarily to the tax deferral of losses on wash sales and mark-to-market on futures contracts.

9. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2025, excluding short-term investments, were as follows:

Purchases	Sales
$140,694,434	$173,154,991

10. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On July 25, 2019, 19,739,247 shares were issued in connection with the Fund’s initial public offering. Proceeds from the sale of shares was $394,784,940.

Annual Report | June 30, 2025	37

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2025

On August 24, 2023, the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), under which the Fund was permitted to offer and sell up to 8,000,000 of the Fund's common stock from time to time in an "at-the-market" offering. On May 20, 2025, the Fund entered into a new distribution agreement with ADI, replacing the previous arrangement, pursuant to which the Fund may offer and sell up to 8,000,000 shares of the Fund's common stock from time to time through ADI.

The Fund had issued and outstanding 19,739,628 shares of common stock at June 30, 2025.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Automatic Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

11. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2025	July 15, 2025	July 31, 2025	$0.0905
August 15, 2025	August 15, 2025	August 29, 2025	$0.0905

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

RiverNorth Managed Duration Municipal Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund”) as of June 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian, brokers, and trust administrators; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2025

Annual Report | June 30, 2025	39

RiverNorth Managed Duration Municipal Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

The Fund has an automatic dividend reinvestment plan (“the “Plan”) commonly referred to as an “opt-out” plan. Unless the registered owner of common shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends and distributions declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Plan, in additional common shares. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of common shareholders and may re-invest that cash in additional common shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the NAV per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per common share on the payment date. If, on the payment date for any Dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s common shares are trading at a discount), the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of common shares who hold their common shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of common shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2025	41

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for June 30, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of June 30, 2025. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–	%*
Offering Expenses Borne by Common Shareholders of the Fund	–	%*
Dividend Reinvestment Plan Fees(1)	–	*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to Common Shares)	–	%*

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 39.12% of the Fund’s Managed Assets)
Management fee(2)	2.30%
Leverage costs(3)(4)(5)	2.37%
Dividends on Preferred Shares(6)	–%
Other expenses	0.03%
Acquired fund fees and expenses(7)	2.10%
Total annual expenses	6.80%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” assume that the Fund has not issued any additional Common Shares.

Example(8)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 6.80% of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$67	$199	$325	$622

42	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.
(1)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2)	The management fee paid by the Fund to RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) is essentially an all-in fee structure (the “unified management fee”), including the fee paid to the Adviser for advisory, supervisory, administrative, shareholder servicing and other services. However, the Fund (and not the Adviser) will be responsible for certain additional fees and expenses, which are reflected in the table above, that are not covered by the unified management fee. The unified management fee also includes fees payable by the Adviser to MacKay Shields LLC (the “Sub-adviser”) for advisory services. The unified management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage created by its tender option bond transactions. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.40% of the Fund’s Managed Assets represents 2.30% of net assets attributable to Common Shares assuming the use of leverage in an amount of 39.12% of the Fund’s Managed Assets. The Fund’s average Managed Assets for the fiscal year ended June 30, 2025 (which includes the use of leverage discussed in footnote (5)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period to calculate the management fee as a percentage of the Fund’s net assets attributable to Common Shares.
(3)	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(4)	The “Leverage Costs” include the expenses associated with the Fund’s tender option bond (“TOB”) transactions, including remarketing, administration and trustee services to a TOB issuer.
(5)	Interest and fees on leverage in the table reflect the cost to the Fund of TOB transactions, expressed as a percentage of the Fund’s net assets as of June 30, 2025. The table assumes the use of leverage from the proceeds of TOB transactions representing, in the aggregate, 39.12% of Managed Assets, which reflects approximately the percentage of the Fund’s total average Managed Assets attributable to such leverage averaged over the year ended June 30, 2025, at a weighted average annual expense to the Fund of 3.66%.
(6)	As of the date of this report, the Fund has not issued any Preferred Shares. The applicable prospectus supplement will set forth the expense related to any Preferred Shares issued in the future.
(7)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the Underlying Funds’ fees attributable to the Fund’s investments in shares of the Underlying Funds. The 2.10% shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired fund fees and expenses,” as applicable. Acquired fund fees and expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

Annual Report | June 30, 2025	43

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

(8)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at net asset value (“NAV”) and that the Fund is engaged in leverage of 39.12% of Managed Assets, assuming interest and fees on leverage of 3.66%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Pershing Facility (as defined below) and BNP Facility (as defined below), as well as interest and fees payable for the Fund’s TOB transactions. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets (defined below) in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”). In order to qualify to pay exempt-interest dividends, which are items of interest excludable from gross income for federal income tax purposes, the Fund seeks to invest at least 50% of its Managed Assets either directly (and indirectly through tender option bond transactions) in such Municipal Bonds or in other funds that are taxed as regulated investment companies. In addition, under normal market conditions, the Fund will seek to maintain Managed Assets with a weighted average effective duration that is within three years of the weighted average effective duration of the Bloomberg U.S. Municipal Bond Index.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Municipal Bonds are debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Such territories of the United States include Puerto Rico. Municipal Bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, moral obligation bonds, and tobacco settlement bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations.

The Fund seeks to allocate its assets between the two principal strategies described below. The Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Under normal market conditions, the Fund may allocate between 25% and 50% of its Managed Assets to the Tactical Municipal Closed-End Fund (“CEF”) Strategy (as defined below) and 50% to 75% of its Managed Assets to the Municipal Bond Income Strategy (as defined below).

Tactical Municipal CEF Strategy (25%-50% of Managed Assets). This strategy seeks to (i) generate returns through investments in other investment companies, consisting principally of CEFs and exchange-traded funds (“ETFs”) and together with such other investment companies (the “Underlying Funds”) that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with CEFs that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds. All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions, the Fund limits its investments in CEFs that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Municipal CEF Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. Under normal market conditions, the Fund may not invest more than 20% of its Managed Assets in the Tactical Municipal CEF Strategy in single state municipal CEFs. The Fund’s shareholders will indirectly bear the expenses, including the management fees, of the Underlying Funds.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P Global Ratings (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or the Sub-adviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities (such as securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Underlying Funds in which the Fund invests may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

Annual Report | June 30, 2025	45

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Underlying Funds in which the Fund invests will not include those that are advised or sub-advised by the Adviser, the Sub-adviser or their affiliates.

Municipal Bond Income Strategy (50%-75% of Managed Assets). This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. The Fund may not directly invest more than 25% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” The Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

Under normal market conditions, the Fund invests at least 65% of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy directly in investment grade Municipal Bonds. The Sub-adviser invests no more than 20% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds rated at or below Caa1 by Moody’s or CCC+ by S&P or Fitch, or comparably rated by another NRSRO, including unrated bonds judged to be of equivalent quality as determined by the Adviser or Sub-adviser, as applicable. Investment grade securities are those rated Baa or higher by Moody’s (although Moody’s considers securities rated Baa to have speculative characteristics) or BBB or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Sub-adviser, as applicable. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Subject to the foregoing limitations, the Fund may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D-by S&P, which indicates that the security is in default or has little prospect for full recovery of principal or interest.

Under normal market conditions, the Fund, or the Underlying Funds in which the Fund invests, invests at least 50% of its Managed Assets, directly or indirectly in investment grade Municipal Bonds.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below).

Managed Duration Strategy. The Adviser and the Sub-adviser may use various techniques to manage the duration of the Fund’s portfolio in an attempt to mitigate the risks associated with changes in interest rates. Under normal market conditions, the Fund will seek to maintain Managed Assets with a weighted average effective duration (excluding effects of leverage) that targets the weighted average effective duration of the Bloomberg U.S. Municipal Bond Index, a widely recognized municipal bond index (the “Index”), primarily through its investments in Municipal Bonds and Underlying Funds as well as through short positions in U.S. Treasury futures contracts (as discussed below). As a result of, among other things, changing market conditions and differences between the Fund’s portfolio and the Index, the Fund believes it will generally be able to maintain a weighted average effective duration that is within three years of the weighted average effective duration of the Index. However, under certain market conditions and from time to time for the reasons described below, the Fund’s duration may be outside of such range. In addition, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund. The Fund may invest in bonds of any maturity, whether directly through Municipal Bonds or indirectly through Underlying Funds.

Effective duration is a mathematical calculation of the sensitivity of the price of a bond to changes in interest rates, measuring a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule), the probability that the option will be exercised. The longer the effective duration of a bond or a group of bonds, the more sensitive the bond or group of bonds is to changes in interest rates; the shorter the duration, the less sensitive the bond or group of bonds is to such changes. In general, each year of duration represents an expected 1% change in the value of a bond for every 1% immediate change in interest rates. For example, if the Fund’s portfolio has an average effective duration of five years, its value would be expected to fall by approximately 5% if interest rates rise by 1%. Conversely, the portfolio’s value would be expected to rise about 5% if interest rates fell by 1%.

The Adviser and the Sub-adviser invest with a view to managing the duration of the Fund. However, the calculation of the Fund’s weighted average effective duration will be contingent upon the Adviser’s ability to adequately determine the weighted average effective duration of each of the Underlying Funds in which it invests, which will inherently be limited as the Adviser’s determination will primarily depend on reporting by such Underlying Funds. Such Underlying Fund reporting will likely be on a delayed basis and could be subject to incomplete or inaccurate information that may not be readily apparent to the Adviser. As a result, the Fund cannot guarantee the precise overall weighted average effective duration of its portfolio at any given point in time and this limitation could cause the Fund’s weighted average effective duration to be outside of its targeted duration range.

In addition, the Adviser and Sub-adviser may use short sales and derivatives such as options, futures contracts, options on futures contracts, and swaps (collectively, “Hedging Positions”) to manage the duration of the Fund. Such Hedging Positions may, however, result in income or gain to the Fund that is not exempt from regular U.S. federal income taxes.

Annual Report | June 30, 2025	47

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund may benefit from a short position when the shorted security decreases in value. The Fund anticipates using short positions primarily on U.S. Treasury futures contracts. The Fund will not engage in any short sales of securities issued by CEFs.

Other Investments. The Fund may invest, directly or indirectly, up to 20% of its Managed Assets in taxable municipal securities. Any portion of the Fund’s assets invested in taxable municipal securities do not count toward the 50%-75% of the Fund’s assets allocated to Municipal Bonds.

The Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Adviser or Sub-adviser chooses as the underlying asset in a total return swap. The Fund limits the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets.

The Fund may also purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Sub-adviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund’s common shareholders (the “Common Shareholders”), will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

All percentage limitations are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests, including the 80% policy so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund’s primary investment objective, 80% policy and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes the Fund’s common shares (“Common Shares”) and preferred shares (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Portfolio Composition

Set forth below is a description of the various types of Municipal Bonds in which the Fund may invest. Obligations are included within the term “Municipal Bonds” if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal Bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.

The Municipal Bonds in which the Fund primarily invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular U.S. federal income tax. The Adviser and the Sub-adviser will not conduct their own analysis of the tax status of the interest paid by Municipal Bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. federal income tax. In addition, the Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular U.S. federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes (i.e., taxes based upon an assessed value of the property) and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Annual Report | June 30, 2025	49

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal income tax laws place substantial limitations on the size of such issues.

Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, and demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund expects that, due to investments in private activity bonds, a portion of the distributions it makes on the Common Shares will be includable in the federal alternative minimum taxable income.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of Municipal Bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying leases, plus accrued interest.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Tobacco Settlement Bonds. Included in the general category of Municipal Bonds in which the Fund may invest are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Annual Report | June 30, 2025	51

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Use of Leverage

This section has been updated since the prior disclosure date to reflect certain non-material updates.

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets. On December 24, 2020, the Fund entered into a credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 28, 2022 (the “Pershing Facility”). The Pershing Facility permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank & Trust Co. pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 80 basis points. The Fund did not utilize the Pershing Facility during the fiscal year ended June 30, 2025. As of June 30, 2025, the Fund had no outstanding balance on the Pershing Facility.

On March 9, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Facility”). The BNP Facility permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the BNP Facility. Under the terms of the BNP Facility, the Fund may borrow up to $15,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Facility is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

During the Fund’s utilization period during the year ended June 30, 2025, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $4,100,000 and 5.33%, respectively. There was no outstanding balance on the BNP Credit Agreement as of June 30, 2025.

The Fund currently utilizes leverage obtained through borrowings from banks or other financial institutions and the use of proceeds received from tender option bond transactions. To date, the Fund has not issued any Preferred Shares or debt securities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. However, certain short-term borrowings (such as for cash management purposes) are not subject to the 33 1/3% limitation if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s shareholders than if leverage is not used.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares). The Fund may also invest in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act.

These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into.

Tender Option Bonds. The Fund leverages its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

The TOB Issuer receives Municipal Bonds or other municipal securities and then issues TOB Floaters to third party investors and a TOB Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of the TOB Floaters and typically will invest the cash in additional Municipal Bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a third-party bank or other financial institution (the “liquidity provider”), which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOB Floaters, also receives the TOB Residual. The TOB Residual provides the Fund with the right to (1) cause the holders of the TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the underlying Municipal Bonds or other municipal securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the underlying securities deposited in the TOB Issuer are passed through to the Fund, as the holder of the TOB Residual. Such a transaction, in effect, creates exposure for the Fund to the entire return of the securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the underlying securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the underlying securities’ return within the Fund (thereby creating leverage).

Annual Report | June 30, 2025	53

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the underlying securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the underlying securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the underlying securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). A recourse TOB Residual is generally a TOB Residual issued by a TOB Issuer in which the TOB Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOB Issuer. If the Fund were to invest in a recourse TOB Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by holders of the TOB Floaters and the proceeds realized from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer. The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the municipal security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

There are inherent risks with respect to investing in a TOB Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered to it by holders of the TOB Floaters.

Effects of Leverage. The use of proceeds from tender option bond transactions represented approximately 39.12% of Managed Assets as of June 30, 2025. Asset coverage from tender option bond transactions was 256%. Borrowings under the Pershing Facility bear interest at the overnight bank funding rate plus 80 basis points. Borrowings under the BNP Facility bear interest at the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Facility is also subject to a commitment fee of 0.50% of the unused portion of the facility until a realization of 80% or greater is met. As of June 30, 2025, the average daily weighted interest rate applicable to the leverage attended through the use of tender option bond transactions during the period ended June 30, 2025 was 3.66% of the note obligation outstanding. The total weighted average cost of the leverage outstanding as of June 30, 2025 (inclusive of the use of tender option bond transactions) was 3.66% of the principal amount outstanding.

Assuming that the Fund’s leverage costs remain as described above (at an assumed annual cost of 3.66% of the principal amount outstanding) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.43%.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 39.12% of the Fund’s Managed Assets and the Fund’s assumed annual leverage costs rate of 3.66% of the principal amounts outstanding.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-18.78%	-10.57%	-2.35%	5.86%	14.07%

Total return is composed of two elements-the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

Annual Report | June 30, 2025	55

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Sub-adviser) for investment management services (and sub-advisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Sub-adviser, on the one hand, and the Common Shareholders, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and NAV Information

This section has been added since the prior disclosure date.

The Fund’s Common Shares are listed on the NYSE under the symbol “RMM.” The Fund’s common shares commenced trading on the NYSE on July 25, 2021.

The Fund’s Common Shares have traded both at a premium and at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares.

The Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV. There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares of the Fund on the NYSE, the NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading. NAV is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

					PREMIUM/(DISCOUNT)
	MARKET PRICE(1)		NET ASSET VALUE(2)		TO NET ASSET VALUE(3)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2019	$20.70	$19.95	$20.38	$20.00	1.57%	-0.25%
December 31, 2019	$20.30	$19.34	$20.05	$20.38	1.25%	-5.10%
March 31, 2020	$21.21	$13.45	$20.76	$14.33	2.17%	-6.14%
June 30, 2020	$18.59	$16.15	$17.74	$16.76	4.77%	-3.64%
September 30, 2020	$17.70	$16.60	$18.48	$18.42	-4.22%	-9.88%
December 31, 2020	$18.01	$16.53	$19.45	$18.38	-7.40%	-10.07%
March 31, 2021	$19.15	$17.75	$20.03	$19.62	-4.39%	-9.53%
June 30, 2021	$20.40	$18.78	$20.65	$20.19	-1.21%	-6.98%
September 30, 2021	$21.57	$19.70	$20.35	$20.13	6.00%	-2.14%
December 31, 2021	$20.15	$19.24	$20.26	$19.93	-0.54%	-3.46%
March 31, 2022	$20.17	$16.77	$20.40	$18.02	-1.13%	-6.94%
June 30, 2022	$17.24	$14.80	$18.28	$16.12	-5.69%	-8.19%
September 30, 2022	$17.04	$14.30	$17.26	$15.77	-1.27%	-9.32%
December 31, 2022	$15.74	$13.50	$16.42	$14.91	-4.14%	-9.46%
March 31, 2023	$16.40	$14.81	$16.94	$16.18	-3.19%	-8.47%
June 30, 2023	$15.95	$14.67	$16.13	$16.06	-1.12%	-8.66%
September 30, 2023	$15.85	$13.70	$16.37	$14.73	-3.18%	-6.99%
December 31, 2023	$14.73	$12.42	$16.10	$14.37	-8.51%	-13.57%
March 31, 2024	$15.40	$14.10	$16.40	$16.13	-6.10%	-12.59%
June 30, 2024	$15.26	$14.52	$16.46	$16.14	-7.29%	-10.04%
September 30, 2024	$16.11	$15.17	$16.54	$16.35	-2.60%	-7.22%
December 31, 2024	$16.27	$14.42	$16.68	$16.15	-2.46%	-10.71%
March 31, 2025	$15.19	$14.27	$16.27	$15.47	-6.64%	-7.76%
June 30, 2025	$14.45	$13.05	$15.55	$14.62	-7.07%	-10.74%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.

Annual Report | June 30, 2025	57

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of June 30, 2025 were $13.41, $14.72 and -8.90%, respectively. As of that same date, the Fund had 19,739,628 common shares outstanding and net assets of the Fund were $290,500,976.

In recognition of the possibility that Common Shares might trade at a discount to NAV, the Board of Directors may consider one or more actions that might be taken to seek to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Directors may decide not to take any of these actions in the future. In addition, there can be no assurance any of these actions, or others, if undertaken, will reduce market discount.

Senior Securities

This section has been added since the prior disclosure date.

The following table sets forth certain information regarding the Fund’s senior securities as of the end of the Fund’s prior fiscal years since the Fund’s inception and for the fiscal year ended June 30, 2025. Audited information regarding the Fund’s senior securities is included in the Financial Highlights included herein. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act.

Senior Securities Representing Indebtedness

Period/Fiscal Year Ended	Principal Amount Outstanding[1]	Asset Coverage Per $1,000[2]
June 30, 2025	$–	$–
June 30, 2024	$–	$–
June 30, 2023	$–	$–
June 30, 2022	$10,000,000	$33,406
June 30, 2021	$10,000,000	$41,681
June 30, 2020[3]	$–	$–

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
(2)	The asset coverage ratio is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(3)	For the period July 25, 2019, commencement of operations, to June 30, 2020.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.

Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Sub-adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Sub-adviser’s judgment, as applicable, will produce the desired results.

Securities Risks. The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Municipal Bond Risks. The Fund’s indirect and direct investments in Municipal Bonds include certain risks. Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of Municipal Bond issuers to pay interest or repay principal. This risk may be increased during periods of economic downturn or political turmoil. Many municipal securities may be called or redeemed prior to their stated maturity. Issuers of municipal securities might seek protection under bankruptcy laws, causing holders of municipal securities to experience delays in collecting principal and interest or prevent such holders from collecting all principal and interest to which they are entitled. In addition, there may be less information available about Municipal Bond investments than comparable debt and equity investments requiring a greater dependence on the Adviser’s and Sub-Adviser’s analytical abilities.

Annual Report | June 30, 2025	59

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Certain types of Municipal Bonds may be subject to specific risks. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source, and are subject to risks related to the issuer’s ability to raise tax revenues and ability to maintain an adequate tax base. Revenue bonds are subject to the risk that the underlying facilities may not generate sufficient income to pay expenses and interest costs, lack recourse to ensure payment, or might be subordinate to other debtors. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond.

Failure of Municipal Bonds to meet regulatory requirements may cause the interest received by the Fund and distributed to shareholders to be taxable, which may apply retroactively to the date of the issuance of the bond. Municipal bonds are also subject to interest rate, credit, and liquidity risk, which are discussed generally under this Risks Factors section.

The COVID-19 pandemic significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments.

State Specific and Industry Risk. While the Fund may not directly invest more than 25% of its Managed Assets in Municipal Bonds in any one industry or in any one state of origin, indirect investments through Underlying Funds might increase the Fund’s exposure to economic, political or regulatory occurrences affecting a particular state or industry.

Puerto Rico Municipal Bond Risks. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico Municipal Bonds. Legislation or further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rico Municipal Bonds.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Tobacco Settlement Bond Risks. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses, which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share of an agreement between 46 states and nearly all of the U.S. tobacco manufacturers, under which, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, increased taxes, inflation, financial capability of tobacco companies, and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Municipal Market Data Rate Locks. The Fund may purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

Annual Report | June 30, 2025	61

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. The risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce. The Municipal Market Data Rate Locks risk disclosure has been added since the prior disclosure date.

Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of a shareholder’s investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund borrows money to finance its investments, the Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s financial condition and results.

In addition, a decline in the prices of the debt the Fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund invests to service debt, which could materially impact the Fund.

SOFR Risk. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Tactical Municipal CEF Strategy Risk. The Fund invests in CEFs as a principal part of the Tactical Municipal CEF Strategy. The Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEFs, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a CEF purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Underlying Fund Risks. Because the Fund invests in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

The Fund’s investments in Underlying Funds may be restricted by certain provisions of the 1940 Act. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund). In matters upon which the Fund is solicited to vote as a shareholder of an Underlying Fund, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund.

Annual Report | June 30, 2025	63

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments. Liquidity may sometimes be impaired in the municipal market and, because the Fund principally invests in Municipal Bonds, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances.

Valuation Risk. There is no central place or national exchange for fixed-income securities trading. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Tender Option Bonds Risks. The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The value of TOB Residuals may decline rapidly in times of rising interest rates.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund’s use of proceeds received from tender option bond transactions will create economic leverage, creating an opportunity for increased income and returns, but will also create the possibility that long-term returns will be diminished if the cost of the TOB Floaters exceeds the return on the securities deposited in the TOB Issuer. If the income and gains earned on Municipal Bonds deposited in a TOB Issuer that issues TOB Residuals to the Fund are greater than the payments due on the TOB Floaters, the Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Insurance Risks. The Fund may purchase Municipal Bonds that are secured by insurance, bank credit agreements or escrow accounts. The insurance feature of a Municipal Bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the shares represented by such insured obligation.

Tax Risks. Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation; interest on state municipal securities to be subject to state or local income taxation; the value of state municipal securities to be subject to state or local intangible personal property tax; or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Annual Report | June 30, 2025	65

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Market Events Risks. The Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, financial institution instability, trade disruption, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, and trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s performance.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), currency exchange and MMD Rate Locks for various portfolio management purposes. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. Short sales are expected to be utilized by the Fund, if at all, for hedging purposes. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk and may also result in higher transaction costs and higher taxes.

Annual Report | June 30, 2025	67

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Rating Agency Risk. Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

United States Credit Rating Downgrade Risk. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” In general, a lower rating could increase the volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all types of debt.

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Sub-adviser. During these periods, the Fund may not be pursuing its investment objectives.

Structural Risks:

Market Discount. Common stock of CEFs frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in CEFs.

Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on or around July 25, 2031 (the “Termination Date”) unless it is converted to a perpetual fund, as described below. The Fund’s investment objectives and policies are not designed to seek to return to investors their initial investment and investors that purchase shares of the Fund may receive more or less than their original investment.

The Board may, but is not required to, cause the Fund to conduct a tender offer to all Common Shareholders at a price equal to the NAV (an “Eligible Tender Offer”). If the Fund conducts an Eligible Tender Offer, there can be no assurance that the Fund’s net assets would not fall below $100 million (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, and the Fund will terminate on or before the Termination Date (subject to possible extensions). If the Fund’s net assets are equal or greater than the Termination Threshold, the Fund will have a perpetual existence upon the affirmative vote of a majority of the Board, without shareholder approval.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

An Eligible Tender Offer or liquidation may require the Fund to sell securities when it otherwise would not, or at reduced prices, leading to losses for the Fund and increased transaction expenses. Thereafter, remaining shareholders may only be able to sell their shares at a discount to NAV. The Adviser may have a conflict of interest in recommending that the Fund have a perpetual existence.

The potential required sale of portfolio securities, purchase of tendered shares in an Eligible Tender Offer, and/or potential liquidation of the Fund may also have adverse tax consequences for the Fund and shareholders. In addition, the completion of an Eligible Tender Offer may cause disruptions and changes in the Fund’s investment portfolio, increase the proportional burden of the Fund’s expenses on the remaining shareholders, and adversely impact the secondary market trading of such shares.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which may cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Sub-adviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Sub-adviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Sub-adviser is not retained, Fund performance will become dependent on the Adviser or a new sub-adviser successfully implementing the municipal bond income strategy, which might have an adverse effect on an investment in the Fund.

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Annual Report | June 30, 2025	69

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Potential Conflicts of Interest Risk. The Adviser and the Sub-adviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflicts of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Sub-adviser, creating a financial incentive for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional Common or Preferred Shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of Common Shares and Preferred Shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

There is a risk that changes in market conditions may result in the underlying Common Shares or Preferred Shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (the “Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Annual Report | June 30, 2025	71

RiverNorth Managed Duration Municipal Income Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2027. Has served since 2019.	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as John K. Carter Law, P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (15 funds) (2016 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2019.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2027. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	8	N/A

72	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2019.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

[1]	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

Annual Report | June 30, 2025	73

RiverNorth Managed Duration Municipal Income Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2026. Has served since 2019.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2026. Has served since 2019.	Partner, Compoundr LLC (since 2025); President, Arbor Lane Advisors, Inc. (Since 2018); ClickIPO, Head of Capital Markets (2018-2019). Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022).	11	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2019.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A

74	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2019.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Director as defined in the 1940 Act, as amended, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2025	75

RiverNorth Managed Duration Municipal Income Fund, Inc.

Additional Information	June 30, 2025 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT must be filed within 60 days of the end of the quarter. The Fund’s Forms N-PORT filing are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

For the fiscal year ended June 30, 2025, 84.07% of the distributions from net investment income for the RiverNorth Managed Duration Municipal Income Fund, Inc. were exempt from federal income tax.

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

76	(888) 848-7569 | www.rivernorth.com

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

MacKay Shields LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Managed Duration Municipal Income Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 and $27,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,965 and $3,259, respectively. These fees are comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $6,000 and $6,000, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2025 and June 30, 2024 were $0 and $0, respectively. For the fiscal years ended June 30, 2025 and June 30, 2024, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

Lisa B. Mougin

David M. Swanson

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the proxy voting policies and procedures of the Registrant.

Below is a description of the proxy voting policy and procedures of the Fund’s subadviser:

The Fund’s investment adviser, RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), has delegated proxy-voting authority to the Fund’s subadviser, MacKay Shields LLC (“MacKay Shields” or the “Subadviser”). MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the “best interests of clients” means, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

The Adviser

Patrick W. Galley, CFA has served as a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund since its inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund since its inception. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Jonathan Browne of RiverNorth Capital Management, LLC was named Portfolio Manager effective as of September 30, 2024. Mr. Browne serves as serves as a Portfolio Manager for the closed-end fund municipal income strategies. Jonathan is a member of the investment management team and is responsible for assisting with the research and trading of RiverNorth’s closed-end fund (CEF) and special purpose acquisition company (SPAC) strategies. Prior to joining RiverNorth, Jonathan was a Portfolio Manager, Director of Research at Robinson Capital where he co-managed several closed-end fund and SPAC focused mutual funds, as well as oversaw the firm’s CEF and SPAC research efforts. Prior to Robinson Capital, Jonathan worked as an Associate Portfolio Manager and Research Analyst for Federated Hermes.

The Subadviser

Robert DiMella, CFA has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. DiMella is an Executive Managing Director of the Subadviser and a Co-Head of MacKay Municipal Managers. Robert joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. He was the President and co-founder of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Robert was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers, he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. Robert is a member of the firm’s Senior Leadership Team. He earned his Master’s degree at Rutgers University Business School and an undergraduate degree at the University of Connecticut. He is a CFA Charterholder.

John Loffredo, CFA has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. Loffredo is an Executive Managing Director of the Subadviser and a Co-Head of MacKay Municipal Managers. John joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. In addition, John was named Vice Chairman in September 2022 and oversees the firm’s investment teams. Before joining MacKay, he was the Chairman and co-founder of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. John was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. John is a member of the firm’s Senior Leadership Team. He graduated with an MBA and Certificate of Public Management from Boston University and with a Bachelors degree in Finance, cum laude, from Utah State University where he was a Harry S. Truman Scholar. He is a CFA Charterholder.

Michael Petty has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. Petty is a Senior Managing Director of the Subadviser. Mike joined MacKay Shields in July 2009. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mike has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mike graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. Sprauer is a Senior Managing Director of the Subadviser. Scott joined MacKay Shields in 2009. Before joining the firm he was Head Trader, Fixed Income, at Financial Guaranty Insurance Company. Scott was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University. Scott has been in the investment management industry since 1991.

David Dowden has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. Dowden is a Managing Director of the Subadviser. David joined MacKay Shields in 2009. Before joining the firm he was Chief Investment Officer at Financial Guaranty Insurance Company. David was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. David has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since its inception. Mr. Burke is a Managing Director of the Subadviser. Bob joined MacKay Shields in July 2017. Before joining the firm, Bob held various leadership roles in Capital Markets over the last 30 years, spending the majority of his time in the Municipal Markets. In his last role working for Bank of America Merrill Lynch, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses for the Bank. Prior to that, Bob ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for LBO and venture capital funds. Bob started his career at BofA Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. Bob holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. He is a CFA Charterholder.

John Lawlor has served as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund since January 2021. Mr. Lawlor is a Managing Director of the Subadviser. John joined MacKay Shields in 2016. Before joining the firm he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. John has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University. John graduated college in 1997. He has been in the financial services industry since 1997.

(a)(2) As of June 30, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2025
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	13 $3.27B	0 $0	6 $1.09B	6 $1.09B	10 $93.71M	10 $93.71M
Stephen A. O’Neill	11 $3.26B	0 $0	6 $1.09B	6 $1.09B	10 $93.71M	10 $93.71M
Jonathan Browne	4 $1.12B	0 $0	0 $0	0 $0	0 $0	0 $0
Robert DiMella	20 $38.62B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
John Loffredo	13 $27.57B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
Michael Petty	16 $31.09B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
Scott Sprauer	18 $19.31B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
David Dowden	22 $37.83B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
Robert Burke	8 $7.11B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M
John Lawlor	15 $21.68B	0 $0	7 $9.77B	2 $860.40M	95 $28.85B	1 $629.44M

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

As of June 30, 2025, Messrs. Galley’s, O’Neill’s and Browne’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Messrs. Galley, O’Neill and Browne also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Subadviser Compensation

As of June 30, 2025, salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, education reimbursement, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The underlying funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Subadviser Conflicts:

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

MacKay Shields maintains investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $100,000
Stephen A. O’Neill	$0–$10,000
Jonathan Browne	$0–$10,000
Robert DiMella	$0
John Loffredo	$0
Michael Petty	$0
Scott Sprauer	$0
David Dowden	$10,001–$50,000
Robert Burke	$0
John Lawlor	$0

(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	Consent of Cohen is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Managed Duration Municipal Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 5, 2025